PROSPECTUS SUPPLEMENT DATED MARCH 1, 2001


FORTIS WORLDWIDE PORTFOLIOS, INC.
         GLOBAL GROWTH PORTFOLIO
         INTERNATIONAL EQUITY PORTFOLIO


o THE FOLLOWING INFORMATION SUPPLEMENTS THE SECTION OF THE PROSPECTUS ENTITLED "INVESTMENT ADVISER" ON PAGE 16.



On January 25, 2001, Fortis, Inc. agreed to sell (the "Sale") all of the stock in its wholly owned subsidiary, Fortis Advisers, Inc. ("Fortis Advisers") to Hartford Life and Accident Insurance Company ("Hartford Life"), a subsidiary of Hartford Financial Services Group, Inc. ("The Hartford"). The Hartford is a leading insurance and financial services company. The Sale is subject to the satisfaction of various conditions. Upon completion of the Sale, The Hartford will own and control Fortis Advisers and its subsidiaries, including Fortis Investors, Inc. ("Fortis Investors"). Fortis Advisers is the investment adviser for the Fortis Funds (the "Funds"), and Fortis Investors is the principal distributor of the Funds. The Funds expect to enter into new investment advisory and subadvisory agreements, and new distribution agreements as a result of the Sale. These changes will require approvals by the Funds' boards of directors and shareholders to the extent required by law.